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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): January 21, 1998
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                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-8989                                           13-3286161
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(Commission File Number)                    (I.R.S. Employer Identification No.)


245 PARK AVENUE, NEW YORK, NEW YORK                                 10167
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (212) 272-2000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS04...:\25\22625\0123\2041\FRM1228V.060

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            The following exhibit is incorporated by reference into the Registration Statement on Form S-3 (Registration No. 333- 43565) as an exhibit to such Registration Statement:



      8         --  Opinion of Weil, Gotshal & Manges as to tax
                    matters.(1)
      23(c)     --  Consent of Weil, Gotshal & Manges (included in Exhibit 8 hereto).


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      (1)         Filed herewith.

                                    SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE BEAR STEARNS COMPANIES INC.

Date: January 23, 1998              By:   /s/ Samuel L. Molinaro
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                                          Samuel L. Molinaro, Jr.
                                          Senior Vice President- Finance

                                  EXHIBIT INDEX


Exhibit No.:            Description:                              Page No.:
------------            ------------                              ---------


     8                  Opinion of Weil, Gotshal &                    5
                        Manges as to tax matters.

     23(c)              Consent of Weil, Gotshal &                    -
                        Manges (included in Exhibit
                        8 hereto).